UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )  February 15, 2008

FairPoint Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-56365	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 250, Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (704) 344-8150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Accounting Officer and Appointment of Interim Principal Accounting Officer

On February 19, 2008, Patrick T. Hogan resigned as the Senior Vice President and Controller of FairPoint Communications, Inc. (the “Company”).  Mr. Hogan had served as the Company’s principal accounting officer.

On February 19, 2008, Lisa R. Hood, the Company’s Chief Operating Officer—FairPoint Telecom Group, was appointed by the Company’s Board of Directors (the “Board”) to serve as the Company’s Controller and principal accounting officer on an interim basis.  Before being appointed as Chief Operating Officer—FairPoint Telecom Group in April 2007, Ms. Hood served as Controller of the Company since December 1993.

2008 Bonus Criteria for Executive Officers

On February 15, 2008, the Compensation Committee (the “Compensation Committee”) of the Board established the 2008 target bonuses and related performance goals for certain members of the Company’s senior management under the FairPoint Communications, Inc. Annual Incentive Plan (the “Incentive Plan”).

Eugene B. Johnson, the Company’s Chief Executive Officer, is eligible for a target bonus of up to 100% of his 2008 annual base salary.  The target bonus for Mr. Johnson will be based on the following performance criteria (weighted as indicated): (i) 80% - the Company achieving a specified Adjusted EBITDA target for 2008; (ii) 10% - the Company transitioning off of the Transition Services Agreement, dated as of January 15, 2007 (the “TSA”), by and among the Company and certain subsidiaries of Verizon Communications Inc. (“Verizon”), entered into in connection with the Company’s acquisition of the local wireline business of Verizon in Maine, New Hampshire and Vermont through a merger of Northern New England Spinco Inc., a subsidiary of Verizon, with and into the Company (the “Merger”), by a specified date and on budget; and (iii) 10% - leading succession planning efforts in the Company.

Peter G. Nixon, the Company’s Chief Operating Officer, is eligible for a target bonus of up to 50% of his 2008 annual base salary.  The target bonus for Mr. Nixon will be based on the following performance criteria (weighted as indicated): (i) 70% - the Company achieving a specified Adjusted EBITDA target for 2008, meeting certain budget expectations and complying with the conditions imposed in the orders of the state regulators issued in connection with their approval of the Merger; (ii) 25% - the Company transitioning off of the TSA by a specified date and on budget, including the achievement of all major project milestones; and (iii) 5% -  promoting workers’ safety and reducing workers’ compensation claims.

John P. Crowley, the Company’s Executive Vice President and Chief Financial Officer, is eligible for a target bonus of up to 50% of his 2008 annual base salary.  The target bonus for Mr. Crowley will be based on the following performance criteria (weighted as indicated): (i) 80% - the Company achieving a specified Adjusted EBITDA target for 2008; (ii) 10% - the

Company transitioning off of the TSA by a specified date and on budget; and (iii) 10% - expanding the Company’s coverage by equity analysts.

Walter E. Leach, Jr., the Company’s Executive Vice President, Corporate Development, is eligible for a target bonus of up to 50% of his 2008 annual base salary.  The target bonus for Mr. Leach will be based on the following performance criteria (weighted as indicated): (i) 80% - the Company achieving a specified Adjusted EBITDA target for 2008; (ii) 10% - the Company transitioning off of the TSA by a specified date and on budget; and (iii) 10% - the Company closing the Merger by a specified date.

Shirley J. Linn, the Company’s Executive Vice President and General Counsel, is eligible for a target bonus of up to 50% of her 2008 annual base salary.  The target bonus for Ms. Linn will be based on the following performance criteria (weighted as indicated): (i) 70% - the Company achieving a specified Adjusted EBITDA target for 2008; (ii) 20% - the Company closing the Merger and related financing by a specified date; and (iii) 10% - managing the performance and cost of the Company’s outside legal advisors and the achievement of certain budget and expense goals by the in-house legal department.

Lisa R. Hood, the Company’s Chief Operating Officer – FairPoint Telecom Group, is eligible for a target bonus of up to 40% of her 2008 annual base salary.  The target bonus for Ms. Hood will be based on the following performance criteria (weighted as indicated): (i) 70% - the Company’s Telecom Group achieving a specified Adjusted EBITDA target for 2008 and meeting certain budget expectations; (ii) 20% - the Company completing the introduction of video service to certain service areas; and (iii) 10% - promoting workers’ safety and reducing certain workers’ compensation claims.

Thomas E. Griffin, the Company’s Vice President and Treasurer, is eligible for a target bonus of up to 20% of his 2008 annual base salary.  The target bonus for Mr. Griffin will be based on the following performance criteria (weighted as indicated): (i) 65% - the Company achieving a specified Adjusted EBITDA target for 2008; (ii) 25% - the Company closing the financing for the Merger by a specified date; and (iii) 10% - preparing and implementing a pension plan investment policy for the Company, including facilitating the selection of investment managers and implementing and monitoring investment performance.

The Compensation Committee, in its sole discretion, will determine whether or not individual performance goals have been satisfied.

Any bonus awards are subject to the terms of the Incentive Plan.

Item 8.01 – Other Events.

On February 15, 2008, the Vermont Public Service Board (the “VPSB”) issued an order (the “Order”) approving the Merger, subject to certain specified conditions.  The Order reflects various terms and conditions set forth in the stipulation (the “Stipulation”) filed with the VPSB on January 8, 2008 by the Company, Verizon New England Inc. (“Verizon New England”) and certain of its affiliates, and the Vermont Department of Public Service, and additional terms and conditions, including certain conditions that the Company and Verizon proposed in subsequent filings with the VPSB.  The Stipulation was included as an exhibit to the Current Report on

Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 8, 2008.

The foregoing description of the Order is qualified in its entirety by reference to the full text of the Order which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company has filed, and the Securities and Exchange Commission (the “SEC”) has declared effective, a registration statement in connection with the Merger.  The Company urges investors to read this document and other materials filed and to be filed by the Company relating to the Merger because they contain and will contain important information.  Investors may obtain free copies of the registration statement, as well as other filed documents containing information about the Company and the Merger, at www.sec.gov, the SEC’s website.  Investors may also obtain free copies of these documents and the Company’s other SEC filings at www.fairpoint.com under the Investor Relations section, or by written request to FairPoint Communications, Inc., 521 E. Morehead Street, Suite 250, Charlotte, NC 28202, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Order of the Vermont Public Service Board, dated February 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

	By:	/s/ John P. Crowley
		Name:	John P. Crowley
		Title:	Executive Vice President and
Chief Financial Officer

Date:	February 21, 2008